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                                                                      EXHIBIT 1
                                                                  EXECUTED COPY

                  Amended and Restated Joint Filing Agreement


        In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of the Company and further agree that this Amended and Restated Joint Filing Agreement be included as an exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of December 18, 1997. The Schedule may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such parts taken together will constitute a part of this Schedule.

                                        THE IRVINE COMPANY


                                        By:/s/ Michael D. McKee
                                        Name: Michael D. McKee
                                        Title: Executive Vice President

                                        TIC INVESTMENT COMPANY A


                                        By: THE IRVINE COMPANY, its managing
                                            general partner


                                        By:/s/ Michael D. McKee
                                        Name: Michael D. McKee
                                        Title: Executive Vice President


                                        TIC INVESTMENT COMPANY C


                                        By: THE IRVINE COMPANY, its managing
                                            general partner


                                        By:/s/ Michael D. McKee
                                        Name: Michael D. McKee
                                        Title: Executive Vice President


                                        TIC INVESTMENT COMPANY D


                                        By: THE IRVINE COMPANY, its managing
                                            general partner


                                        By:/s/ Michael D. McKee
                                        Name: Michael D. McKee
                                        Title: Executive Vice President


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                                        DONALD L. BREN


                                        By:/s/ Michael D. McKee
                                        Michael D. McKee as
                                        Attorney-in-Fact for Mr. Bren



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